Transamerica Variable Insurance Fund, Inc.

                         Supplement Dated March 29, 1999
                         to Prospectus Dated May 1, 1998


The following information supplements the prospectus. You should read it together with the prospectus.

On February 18, 1999, Transamerica Corporation announced that it had signed a merger agreement with AEGON N.V., one of the world's leading international insurance groups, providing for AEGON's acquisition of all of Transamerica's outstanding common stock for a combination of cash and AEGON stock worth $9.7 billion. The closing of the transaction is expected to occur during the summer of 1999.

Transamerica Corporation indirectly owns the Transamerica Variable Insurance Fund's Investment Adviser, Transamerica Occidental Life Insurance Company, and directly owns the Sub-Adviser, Transamerica Investment Services, Inc..



                      Dreyfus/Transamerica Triple Advantage
                           Variable and Fixed Annuity
                                    Issued by
                 Transamerica Occidental Life Insurance Company

                         Supplement Dated March 29, 1999
                         to Prospectus Dated May 1, 1998


The following information supplements the prospectus. You should read it together with the prospectus.

On February 18, 1999, Transamerica Corporation announced that it had signed a merger agreement with AEGON N.V., one of the world's leading international insurance groups, providing for AEGON's acquisition of all of Transamerica's outstanding common stock for a combination of cash and AEGON stock worth $9.7 billion. The closing of the transaction is expected to occur during the summer of 1999.

Transamerica Corporation indirectly owns the issuer, Transamerica Occidental Life Insurance Company, and the distributors, Transamerica Securities Sales Corporation and Transamerica Financial Resources, Inc..